                                                                Exhibit 99.2

KIRKLAND & ELLIS LLP
Citigroup Center               HEARING DATE: FEBRUARY 1, 2006 AT 2:30 P.M.
153 East 53rd Street
New York, NY 10022-4611        OBJECTION DEADLINE: JANUARY 5, 2006 AT 5:00 P.M.
Telephone: (212) 446-4800
Facsimile: (212) 446-4900
Richard M. Cieri (RC 6062)
Robbin L. Itkin (RI 1019)
Jonathan S. Henes (JH 1979)

Attorneys for the Debtors and Debtors in Possession

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

---------------------------------------------------x
                                                   :
In re                                              :   Chapter 11
                                                   :
SOLUTIA INC., ET AL.,                              :   Case No. 03-17949 (PCB)
                                                   :
    Debtors.                                       :   (Jointly Administered)
                                                   :
                                                   :
---------------------------------------------------x

THIS NOTICE APPLIES TO:

 X  All Debtors                             Axio Research Corporation
---                                     ---

    Solutia Inc.                            Solutia Investments, LLC
---                                     ---

    Solutia Business Enterprises, Inc.      Beamer Road Management Company
---                                     ---

    Solutia Systems, Inc.                   Monchem, Inc.
---                                     ---

    Solutia Overseas, Inc.                  Solutia Inter-America, Inc.
---                                     ---

    CPFilms Inc.                            Solutia International Holding, LLC
---                                     ---

    Solutia Management Company, Inc.        Solutia Taiwan, Inc.
---                                     ---

    Monchem International, Inc.             Solutia Greater China, Inc.
---                                     ---


                            NOTICE OF HEARING ON
                  DEBTORS' MOTION FOR AN ORDER PURSUANT TO
          SECTIONS 105(a), 362(a)(3) AND 541 OF THE BANKRUPTCY CODE
            (A) LIMITING CERTAIN TRANSFERS OF EQUITY INTERESTS IN
          SOLUTIA INC. AND (B) APPROVING RELATED NOTICE PROCEDURES
          --------------------------------------------------------

         PLEASE TAKE NOTICE that pursuant to the Order to Show Cause Scheduling Hearing to Consider Debtors' Motion for an Order Pursuant to Sections 105(a), 362(a)(3) and 541 of the Bankruptcy Code (A) Limiting Certain Transfers of Equity Interests in Solutia Inc. and (B) Approving Related Notice Procedures, entered on December 7, 2005 (Docket No. 2720), a hearing on Debtors' Motion for an Order Pursuant to Sections 105(a), 362(a)(3) and 541 of the Bankruptcy Code (A) Limiting Certain Transfers of Equity Interests in Solutia Inc. and (B) Approving Related Notice Procedures (the "Motion") will be held before the Honorable Prudence Carter Beatty, United States Bankruptcy Judge, in Room 701 of the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"), One Bowling Green, New York, New York, on FEBRUARY 1, 2006 AT 2:30 P.M.

         PLEASE TAKE FURTHER NOTICE that any responses or objections to the Motion must be in writing, shall conform to the Federal Rules of Bankruptcy Procedure and the Local Rules of the Bankruptcy Court, and shall be filed with the Bankruptcy Court electronically by registered users of the Bankruptcy Court's case filing system (the User's Manual for the Electronic Case Filing System can be found at www.nysb.uscourts.gov, the official website for the Bankruptcy Court) and, by all other parties in interest, on a 3.5 inch disk, preferably in Portable Document Format (PDF), Wordperfect or any other Windows-based word processing format (in either case, with a hard-copy delivered directly to Chambers), and shall be served upon (i) Kirkland & Ellis LLP, Citigroup Center, 153 East 53rd Street, New York, New York 10022 (Attn: Michael J. Frishberg, Esq.), (ii) the Office of the United States Trustee for the Southern District of New York, 33 Whitehall Street, 21st floor, New York, New York 10004 (Attn: Greg Zipes, Esq.), (iii) Skadden, Arps, Slate, Meagher & Flom LLP, 333 West Wacker Drive, Chicago, Illinois 60606 (Attn: Timothy R. Pohl, Esq. and Samuel S. Ory, Esq.), counsel for the agents for the Debtors' postpetition secured lenders, (iv) Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036 (Attn: Bennett S. Silverberg, Esq.), counsel for the agents for the Debtors' postpetition secured lenders, (v) Akin, Gump, Strauss, Hauer & Feld, LLP, 590 Madison Avenue, New York, New York 10022 (Attn: Daniel H. Golden, Esq.), counsel for the official committee of unsecured creditors, (vi) Weil Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153 (Attn: John Rapisardi, Esq.), counsel for the prepetition ad hoc committee of Solutia senior secured noteholders, (vii) Spencer Fane Britt Browne LLP, 1 North Brentwood Boulevard, Tenth Floor, St. Louis, Missouri 63105 (Attn: Nicholas
A. Franke, Esq.), counsel to the official committee of retirees, (viii) Haskell Slaughter Young & Rediker LLC, 1400 Park Place Tower, 2001 Park Place North, Birmingham, Alabama 35203 (Attn: R. Scott Williams, Esq.), counsel to the official committee of retirees, (ix) Pillsbury Winthrop Shaw Pittman LLP, 650 Town Center Drive, Seventh Floor, Costa Mesa, California 92626 (Attn: Craig A. Barbarosh, Esq.), counsel to the official committee of equity security holders, and (x) all persons or entities that have served and filed notices of appearance in these chapter 11 cases pursuant to Rule 2002 of the Federal Rules of Bankruptcy Procedure, so as to be received no later than JANUARY 5, 2006 AT 5:00 P.M.



Dated: December 7, 2005                         Respectfully submitted,
       New York, New York



                                                /s/ Richard M. Cieri
                                                ------------------------------
                                                Richard M. Cieri (RC 6062)
                                                Robbin L. Itkin (RI 1019)
                                                Jonathan S. Henes (JH 1979)
                                                KIRKLAND & ELLIS LLP
                                                153 East 53rd Street
                                                New York, New York  10022-4611
                                                Telephone:  (212) 446-4800
                                                Facsimile:  (212) 446-4900

                                                Attorneys for the Debtors
                                                and Debtors in Possession

KIRKLAND & ELLIS LLP
Citigroup Center
153 East 53rd Street
New York, NY 10022-4611
Telephone: (212) 446-4800
Facsimile: (212) 446-4900
Richard M. Cieri (RC 6062)
Robbin L. Itkin (RI 1019)
Jonathan S. Henes (JH 1979)

Attorneys for the Debtors and Debtors in Possession

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

-----------------------------------------------------x
                                                     :
In re                                                :  Chapter 11
                                                     :
SOLUTIA INC., ET AL.,                                :  Case No. 03-17949 (PCB)
                                                     :
    Debtors.                                         : (Jointly Administered)
                                                     :
                                                     :
-----------------------------------------------------x

THIS MOTION APPLIES TO:

 X  All Debtors                             Axio Research Corporation
---                                     ---

    Solutia Inc.                            Solutia Investments, LLC
---                                     ---

    Solutia Business Enterprises, Inc.      Beamer Road Management Company
---                                     ---

    Solutia Systems, Inc.                   Monchem, Inc.
---                                     ---

    Solutia Overseas, Inc.                  Solutia Inter-America, Inc.
---                                     ---

    CPFilms Inc.                            Solutia International Holding, LLC
---                                     ---

    Solutia Management Company, Inc.        Solutia Taiwan, Inc.
---                                     ---

    Monchem International, Inc.             Solutia Greater China, Inc.
---                                     ---

                  DEBTORS' MOTION FOR AN ORDER PURSUANT TO
          SECTIONS 105(a), 362(a)(3) AND 541 OF THE BANKRUPTCY CODE
            (A) LIMITING CERTAIN TRANSFERS OF EQUITY INTERESTS IN
          SOLUTIA INC. AND (B) APPROVING RELATED NOTICE PROCEDURES
          --------------------------------------------------------

         Solutia Inc. ("Solutia"), a debtor and debtor in possession (collectively with certain of its affiliates as debtors and debtors in possession, the "Debtors"), pursuant to this motion (the "Motion"), seeks entry of an order (the "Order") pursuant to sections 105(a), 362(a)(3) and 541 of the Bankruptcy Code (as defined below) (a) limiting certain transfers of equity interests in Solutia and (b) approving related notice procedures. In support of this Motion, Solutia respectfully represents as follows:

                           JURISDICTION AND VENUE
                           ----------------------

         1. This Court has jurisdiction to consider this Motion and the relief requested herein pursuant to 28 U.S.C. Sections 157 and 1334. This matter is a core proceeding pursuant to 28 U.S.C. Section 157(b). Venue is proper before this Court pursuant to 28 U.S.C. Sections 1408 and 1409.

                                 BACKGROUND
                                 ----------

         2. On December 17, 2003 (the "Commencement Date"), the Debtors each commenced with this Court a voluntary case under chapter 11 of title 11 of the United States Code, 11 U.S.C. Sections 101-1330 (the "Bankruptcy Code").

         3. The Debtors are authorized to operate their business and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

         4. The Debtors' chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules").

         5. No trustee or examiner has been appointed in these reorganization cases.

         6. On January 6, 2004, pursuant to section 1102 of the Bankruptcy Code, the United States Trustee for the Southern District of New York (the "U.S. Trustee") appointed a statutory committee of unsecured creditors (as constituted pursuant to an amended appointment on January 21, 2004, the "Creditors' Committee").

         7. On February 20, 2004, pursuant to section 1114 of the Bankruptcy Code, this Court appointed an official committee of retirees (the "Retirees' Committee").

         8. On March 24, 2004, pursuant to section 1102 of the Bankruptcy Code, the U.S. Trustee appointed a statutory committee of equity security holders (the "Equity Committee").

         9. The Debtors and their wholly owned nondebtor foreign subsidiaries (collectively, the "Solutia Group") are a multinational corporate organization that manufactures and sells high-performance chemical-based materials for industrial and consumer use. Solutia, a publicly owned company, is the direct or indirect parent corporation of each of the other members of the Solutia Group. The Solutia Group is a world leader in the development and manufacture of three main product lines with diverse and worldwide applications: performance films, chemical products and nylon products.

         10. As of the Commencement Date, the Solutia Group operated 29 manufacturing plants worldwide - including 18 sites in North America, ten sites in Western Europe and one site in South America - and had sales offices, research laboratories and technical centers spanning the globe.

         11. For the nine months ended September 30, 2005, the Solutia Group's consolidated net sales were approximately $2.16 billion. As of September 30, 2005, for financial reporting purposes, the Solutia Group had approximately $2.0 billion in assets and approximately $3.4 billion in liabilities on a consolidated basis.

         12. Prior to the Petition Date, Solutia's Equity Securities (as defined below) traded on the New York Stock Exchange (the "NYSE") under the ticker symbol "SOI." As a result of

Solutia's bankruptcy filing, the NYSE suspended trading in Solutia's Equity Securities on December 17, 2003 and, on February 27, 2004, delisted the Equity Securities from the exchange. Since February 27, 2004, trading in Solutia's Equity Securities has continued in the over-the-counter market. As of September 30, 2005, Solutia had approximately 104,459,578 shares issued and outstanding.

                 THE DEBTORS' NET OPERATING LOSSES ("NOLS")
                 ------------------------------------------

         13. The Debtors have accumulated significant net operating losses (the "NOLs") for United States federal income tax purposes.(1) Under the Internal Revenue Code of 1986, as amended (the "IRC"), and the Treasury Regulations thereunder the Debtors can carry forward their NOLs to offset their future taxable income for up to twenty taxable years. In this way, the Debtors can utilize their NOLs to reduce their future consolidated United States federal income tax obligations.(2)

         14. The Debtors' NOLs, as of the end of calendar year 2005, are estimated to be approximately $767.8 million. Based on the applicable 35% corporate tax rate now in effect, this represents approximately $268.7 million in potential tax savings that could be utilized by the Debtors in future years. These tax savings -- and the accompanying increase in the Debtors' cash flow -- will greatly facilitate the Debtors' successful reorganization. As one bankruptcy court has recognized, "what is certain is that the NOL has a potential value, as yet undetermined, which will be of benefit to creditors and will assist [the debtors] in their reorganization process. This asset is entitled to protection while [the debtors] move forward toward their reorganization." See In re
                                      --- -- --

--------
     (1) NOLs can be used as either "carrybacks" (where the corporation uses the NOLs to offset taxable income for up to two previous taxable years) or "carryovers" (where the corporation uses the NOLs to offset taxable income for up to twenty taxable years into the future).

     (2) See 26 U.S.C. Section 172.
         ---

Phar-Mor, Inc., 152 B.R. 924, 927 (Bankr. N.D. Ohio 1993). Thus, the
--------------
Debtors' NOLs are extremely valuable assets of their estates.

         15. A corporation's ability to use its NOLs may be reduced under certain circumstances.(3) Of primary concern for the Debtors is the reduction in NOLs that occurs if the corporation experiences an "ownership change." A corporation that undergoes an "ownership change" may be limited in the amount of NOLs that it can use to offset its taxable income.(4) Pursuant to section 382(g) of the IRC, an "ownership change" occurs if, immediately after a "testing date," and as measured during a rolling 3-year "testing period,"(5) the percentage of the corporation's stock (measured by value) held by certain significant shareholders (i.e., shareholders owning
                                                 ----
5% or more) increases by 50 percentage points or more. For example, if a 10% shareholder purchased additional stock and became a 61% shareholder, the percentage of stock owned by 5% or greater stockholders would have increased by 51 percentage points, thereby causing an "ownership change."(6) A "significant shareholder" also includes an entity that becomes

--------
     (3) See 26 U.S.C. Sections 269, 381, 382, 383 and 384.
         ---

     (4) In general, under IRC Section 382, if a corporation undergoes an "ownership change," the amount of NOLs that the corporation can use in any given year to reduce its taxable income is limited to an amount equal to (a) the value of the corporation's equity on the date that the "ownership change" occurs multiplied by (b) the tax-exempt bond rate on that date. Currently, the tax-exempt bond rate is 4.40%. As a result, if a debtor's equity had a total market value of $100 million on a date that an "ownership change" occurred, the amount of NOLs that the corporation could use to offset its taxable income would be limited to approximately $4.40 million per year (i.e., $100 million x 4.40%). If the debtor later had $50 million of taxable income in a future year, it would be able to offset $4.40 million of such taxable income, but would have to pay tax on the remaining $45.60 million. Because the Debtors have approximately $767.8 million of NOLs but negligible equity value, an ownership change would effectively eliminate the Debtors' ability to use NOLs to offset future taxable income. If the Debtors were to lose the use of $767.8 million of NOLs to offset future taxable income, the Debtors would lose approximately $268.7 million in potential future tax savings to be utilized in future years (based on the applicable 35% corporate tax rate now in effect).

     (5) Generally, a "testing date" occurs when there is a change in the percentage of stock owned by a 5% or more shareholder before or after the change, or when an option to purchase the stock of the corporation is granted by the corporation. The "testing period" generally consists of the 3-year period prior to any testing date.

     (6) Under IRC Section 382(g)(4)(A), all stockholders who individually hold less than 5% of the shares of stock of a company are generally deemed to be a single 5% stockholder throughout the 3-year testing period, and transfers between such stockholders are disregarded for purposes of determining whether an "ownership change" has occurred (the "Public Group Rule"). Thus, so long as half or more of the debtor's stock is owned by less than 5% stockholders throughout the 3-year testing period, there will be no "ownership change" under IRC Section 382. Accordingly, the Debtors do not seek to impose the requested notice and hearing procedures on transactions by stockholders holding less than 5% of the Debtors' stock, provided that such stockholders do not intend to accumulate a 5% or greater block of stock or add or sell shares to or from such a block.

a significant shareholder by virtue of one or more purchases. Thus, for example, if a 2% shareholder purchased additional stock and became a 53% shareholder, then the percentage of stock owned by such shareholder would have increased by 51 percentage points, thereby causing an "ownership change."

         16. Once all or part of a NOL is disallowed under section 382 of the IRC, its use is limited forever, and once an equity interest is transferred, the transfer generally cannot be nullified. Thus, unrestricted transfers of Equity Securities could hinder the Debtors' reorganization efforts by limiting the Debtors' ability to use their NOLs to offset future taxable income.

         17. As a result of the commencement of these chapter 11 cases, trading in Solutia's Equity Securities was suspended by the New York Stock Exchange. Even upon the delisting of Solutia's Equity Securities and the resumed trading in the over-the-counter market, trading in the Equity Securities has been extremely limited and has not occurred among investors trading in large volumes. However, on November 18, 2005, a group of investors, led by Lime Capital Management LLC, filed a schedule 13-G under the Securities and Exchange Act of 1934, indicating that they had acquired a Beneficial Interest (as defined below) in Solutia. These stockholders collectively own 7,767,509 shares of Solutia, which represents 7.4% of the outstanding Equity Securities. Accordingly, this transfer runs the risk of affecting the Debtors' NOLs.

         18. Due to the significant potential tax savings (approximately $268.7 million to be utilized over future years) that will be lost if an "ownership change" occurs, and the recent increase in trading of the Debtors' Equity Securities, it is now necessary to restrict the trading of Equity

Securities and related Options (as defined below) in order to help facilitate a successful restructuring of the Debtors.

                              RELIEF REQUESTED
                              ----------------

         19. By this Motion, the Debtors request that this Court enter an Order requiring that certain notice and waiting periods, described herein, govern certain significant transfers of Equity Securities. This will provide the Debtors with advance notice of certain transfers that may jeopardize their NOLs and will enable the Debtors, if necessary, to act expeditiously to prevent such transfers and to obtain substantive relief from this Court to protect and preserve their NOLs.

         20. Specifically, the Debtors request that the Court enter an Order, substantially in the form attached hereto as Exhibit A, establishing the following procedures (the "Notice and Hearing Procedures"):

A.       NOTICE PROCEDURES FOR TRANSFERS OF EQUITY SECURITIES

         (1)      Notice of Substantial Equityholder Status. Any person or
                  -----------------------------------------
                  entity (as defined for purposes of section 382 of the IRC) that currently Beneficially Owns (as defined below) at least 4,700,681 shares (representing approximately 4.5% of all issued and outstanding shares) of the Equity Securities (a "Substantial Equityholder") shall file with the Court and serve upon the Debtors' counsel a notice of such status in the form attached hereto as Exhibit B(1) on
                                                             ------------
                  or before the date that is thirty days after the entry of the Order.

                  (a)      Beneficial Ownership. For purposes of the Order,
                           --------------------
                           beneficial ownership ("Beneficial Ownership") of an "Equity Interest" (as defined in section 101 of the Bankruptcy Code) in and of Solutia (the "Equity Securities") or an Option (as defined below) with respect to either (each of the foregoing, an "Interest"), consistent with section 382 of the IRC (including attribution rules), includes, without limitation:

                           (i)      title ownership;

                           (ii)     direct and indirect ownership (for
                                    example, a holding company would be
                                    considered to "beneficially own" all
                                    Interests owned or acquired by its
                                    subsidiaries);

                           (iii)    ownership by family members;

                           (iv) ownership by persons acting in concert to make a coordinated acquisition of an Interest; and

                           (v) ownership of an Interest that a holder has a right to acquire through the ownership of an option, a contingent purchase right, a warrant, convertible debt or equity, a put, an Interest subject to risk of forfeiture or a contract to acquire an Interest, regardless of whether such Interest or right to acquire is contingent or otherwise not currently exercisable (each such right or interest to acquire, an "Option").

         (2)      Acquisition of Equity Securities. Prior to effecting any
                  --------------------------------
                  acquisition of a Beneficial Ownership in the Equity Securities (including the acquisition of Option to acquire the Equity Securities) that would result in an increase in the amount of the Equity Securities Beneficially Owned by a Substantial Equityholder or would result in a person or entity (as defined for purposes of section 382 of the IRC) becoming a Substantial Equityholder (a "Proposed Equity Acquisition Transaction"), such person, entity or Substantial Equityholder (a "Proposed Equity Transferee") shall file with the Court and serve on the Debtors' counsel a Notice of Intent to Purchase, Acquire or Otherwise Accumulate an Equity Interest (an "Equity Acquisition Notice"), in the form attached hereto as Exhibit B(2), specifically and in detail describing the
                  ------------
                  intended transaction acquiring the Equity Securities.

         (3)      Disposition of Equity Securities. Prior to effecting any
                  --------------------------------
                  disposition of a Beneficial Ownership in the Equity Securities (including the disposition of an Option to acquire the Equity Securities) that would result in a decrease in the amount of the Equity Securities Beneficially Owned by a Substantial Equityholder or that would result in a person or entity (as defined for purposes of section 382 of the IRC) ceasing to be a Substantial Equityholder (a "Proposed Equity Disposition Transaction"), such person, entity or Substantial Equityholder (a "Proposed Equity Transferor") shall file with the Court and serve on the Debtors' counsel a Notice of Intent to Sell, Trade or Otherwise Transfer an Equity Interest (an "Equity Disposition Notice"), in the form attached hereto as Exhibit B(3), specifically and in
                                     ------------
                  detail describing the intended transaction disposing of the Equity Securities.

         (4)      Objection Procedures. No later than the date that is
                  --------------------
                  thirty calendar days after the Debtors' actual receipt of an Equity Acquisition Notice or an Equity Disposition Notice, as the case may be (the "Objection Deadline"), the Debtors may file with the Court and serve on a Proposed Equity Transferor or a Proposed Equity Transferee, as the case may be, an objection to any proposed transfer of the Equity Securities described in an Equity Acquisition Notice or an Equity Disposition Notice, as the case may be, on the grounds that such transfer would adversely affect the Debtors' ability to utilize their NOLs (an "Objection").

                  (a) If the Debtors timely file an Objection by the Objection Deadline, the Proposed Equity Acquisition Transaction or Proposed Equity Disposition Transaction, as the case may be, shall not be effective unless approved by an order of this Court, after notice and a hearing and such order is not subject to appeal, stay, modification or reconsideration.

                  (b) If the Debtors do not timely file an Objection by the Objection Deadline, the Proposed Equity Acquisition Transaction or Proposed Equity Disposition Transaction, as the case may be, may proceed only as specifically described in an Equity Acquisition Notice or Equity Disposition Notice, as the case may be.

                  (c) Any further transactions beyond the scope of the Equity Acquisition Notice or Equity Disposition Notice, as the case may be, must separately follow the notice procedure as set forth herein.

B.       OTHER NOTICE PROCEDURES

         (1)      Service of Procedures Notice. Following the filing of this
                  ----------------------------
                  Motion, the Debtors shall deliver a copy of the Notice of
                  (A) Notification procedures Applicable to Substantial Holders of Equity Securities and (B) Notification and Hearing Procedures for Trading in Equity Securities (the "Notice of Notification Procedures") (a copy of which is attached hereto as Exhibit C) to the entities listed below.
                                     ---------
                  The Notice of Notification Procedures shall inform all recipients thereof how to obtain copies of these Notice Procedures and the relevant notices described herein.

                  (a) the United States Trustee for the Southern District of New York,

                  (b)      counsel to the Creditors' Committee,

                  (c)      counsel to the Retirees' Committee,

                  (d)      counsel to the Equity Committee,

                  (e)      counsel to the agents for the Debtors'
                           post-petition secured bank lenders,

                  (f) the indenture trustee for each of the public debt securities issued or guaranteed by the Debtors,

                  (g) the labor organizations that are party to collective bargaining agreements with the Debtors,

                  (h) counsel to any ad hoc committees for the public debt securities issued or guaranteed by the Debtors,

                  (i)      Pharmacia Corporation,

                  (j)      Monsanto Company,

                  (k)      the Securities and Exchange Commission,

                  (l)      the Internal Revenue Service,

                  (m) those parties who have formally appeared and requested service in these cases pursuant to Bankruptcy Rule 2002;

                  (n)      the transfer agents for Solutia's Equity
                           Securities; and

                  (o) any shareholder holding 4.5% or more of Solutia's issued and outstanding Equity Securities.

         (2) Upon receipt of the Notice of Notification Procedures, any transfer agent(s) for any Equity Securities shall, at least once every three months during the pendency of these chapter 11 cases, deliver the Notice of Notification Procedures to all holders of the Equity Securities registered with such transfer agent(s).

                  (a) Any such registered holder shall, in turn, deliver a copy of the Notice of Notification Procedures to any holder for whose account such registered holder holds such Equity Securities and so on down the chain of ownership.

                  (b) Any person or entity in their individual capacity (a "Prospective Seller") and any broker or agent acting on behalf of a Prospective Seller, who contemplates selling Beneficial Ownership in 4,700,681 shares, or more, of Equity Securities to another person or entity (a "Prospective Purchaser") must provide a copy of the Notice of Notification Procedures to each Prospective Purchaser or any broker or agent acting on behalf of a Prospective Purchaser.

         (3) The Debtors shall publish the Notice of Notification Procedures in the domestic editions of the Wall Street Journal and the New York Times.

         21. Any acquisition or disposition or other transfer of an Equity Security or an Option in violation of the Notice and Hearing Procedures shall be null and void ab initio as an act in violation of the automatic
                       -- ------
stay prescribed in section 362 of the Bankruptcy Code and shall confer no rights on the transferee.

         22. The requirements set forth in these Notice Procedures are in addition to the requirements of any and all applicable securities, corporate and other laws and do not excuse compliance therewith.

         23. To preserve to the fullest extent possible the flexibility to craft a plan of reorganization that maximizes the use of their NOLs, the Debtors seek this limited relief that will enable them to closely monitor certain transfers of Equity Securities or Options. The Notice and Hearing Procedures described above will enable the Debtors to be in a position to act expeditiously to prevent any such transfers necessary to preserve their NOLs. Because, without the relief requested herein, transfers of the Equity Securities could not be nullified after the fact, the Debtors requested the relief set forth in the Order to Show Cause Scheduling Hearing to Consider Debtors' Motion for an Order Pursuant to Sections 105(a), 362(a)(3) and 541 of the Bankruptcy Code (A) Limiting Certain Transfers of Equity Interests in Solutia Inc. and (B) Approving Related Notice Procedures, entered on December 7, 2005 (Docket No. 2720) (the "Order to Show Cause"), thereby preserving the status quo with regard to the Debtors' Equity Securities, pending a final order regarding this Motion. Such interim relief is necessary to protect the Debtors' NOLs during the period prior to the Hearing, and the entry of the Order.

                              BASIS FOR RELIEF
                              ----------------

A.       NOLS ARE PROPERTY OF A DEBTOR'S ESTATE ENTITLED TO PROTECTION

         24. Courts have uniformly held that a debtor's NOLs constitute property of the estate under section 541 of the Bankruptcy Code. Courts also have uniformly held that they have the authority to impose measures intended to protect and preserve a debtor's NOLs. The seminal case articulating this rule is In re Prudential Lines, Inc., 107 B.R. 832 (Bankr. S.D.N.Y. 1989),
        ----------------------------
aff'd,
-----

119 B.R. 430 (S.D.N.Y. 1990), aff'd, 928 F.2d 565 (2d Cir. 1991), cert.
                              -----                               -----
denied 502 U.S. 821 (1991). In Prudential Lines, the Court enjoined a parent
------                         ----------------
corporation from taking a worthless stock deduction with respect to its equity in a bankrupt wholly-owned subsidiary. In doing so, the court found that allowing the parent to take such a deduction would destroy its debtor-subsidiary's NOLs. In issuing the injunction, the Court held that the "debtor's potential ability to utilize NOLs [was] property of [the debtor's] estate," and that "the taking of a worthless stock deduction [was] an exercise of control over a debtor's NOLs" that was properly subject to the automatic stay. Prudential Lines, 107 B.R. 832, 838-42; see also In re
                ----------------                        -------- -----
Southeast Banking Corp., Case No. 91-14561-BKC-PGH (Bankr. S.D. Fla., July
-----------------------
21, 1994) (debtor's interest in their NOLs "constitutes property of the estate within the scope of [11 U.S.C. Section 541(a)(1)] and is entitled to the protection of the automatic stay"); In re Phar-Mor, Inc., 152 B.R. 924,
                                        --------------------
926 (Bankr. N.D. Ohio 1993) ("the sale of stock is prohibited by Section 362(a)(3) as an exercise of control over the NOL, which is property of the estate"); In re Grossman's, Inc., Case No. 97-695 (PJW) (Bankr. D. Del. Oct.
          ----------------------
9, 1997) (the debtors' net operating loss carryforward is property of the debtors' estates and is protected by the automatic stay).

         25. Because the Debtors' NOLs are property of their estates, this Court has the authority under section 362 of the Bankruptcy Code to enforce the automatic stay by restricting the transfer of the Equity Securities and Options which could reduce the value of the NOLs, thus diminishing estate property.

B.       PROPRIETY OF RELIEF REQUESTED

         26. The Bankruptcy Court for the Southern District of New York commonly grants relief similar to that requested herein.(7) See, e.g., In re
                                                            ---------  -----
WHX Corp., Case No. 05-11444 (Bankr. S.D.N.Y. March 31, 2005) (debtor
---------
provided 10 days to object to proposed transfers of claims or equity by large claimholders and equityholders); In re WorldCom, Inc., Case No.
                                       --------------------
02-13533 (Bankr. S.D.N.Y. March 5, 2003) (restricting transfers of stock that would result in the transferee's holdings increasing to or beyond 4.75%; debtor provided 10 days notice to object to proposed transfers of unsecured claims against the debtor); In re Adelphia Comm. Corp., Case No.
                                      --------------------------
02-41729 (Bankr. S.D.N.Y. Sept. 27, 2002 (debtors provided thirty days to object to proposed transfers of equity by large equityholders); In re
                                                                -----
Williams Comm. Group, Inc., Case No. 02-11957 (BRL) (Bankr. S.D.N.Y. July
--------------------------
24, 2002) (debtor provided thirty days notice to object to proposed transfers of claims against the debtor that would increase the transferee's holdings to or above $200 million

--------
     (7) In addition, bankruptcy courts in other jurisdictions commonly grant such relief. See In re UAL Corporation, et al., Case No. 02-B-48191
                   --- -----------------------------
(ERW) (Bankr. N.D. Ill. Feb. 24, 2003) (debtors provided fifteen (15) days notice to object to transfers of claims or equity securities by persons who were, or would become as a result of the proposed transfer, 4.5% stockholders or holders of claims in excess of $200 million); In re
                                                              -----
Metrocall, et al., Case No. 02-11579 (RB) (Bankr. D. Del. June 6, 2002)
-----------------
(debtor provided five (5) business days notice to object to proposed transfers of stock that would result in the transferee holding 5% or more of the debtor's stock or a reduction in the ownership interest of an existing 5% or greater shareholder); In re Worldtex, Inc., Case No. 01-785 (MFW)
                            --------------------
(Bankr. D. Del. Apr. 2, 2001) (debtor provided thirty days notice to object to proposed transfers that would result in the transferee holding 5% or more of the debtor's common stock or decrease the ownership interest of an existing 5% or greater shareholder); In re Reliance Acceptance Group Inc.,
                                     ------------------------------------
Case No. 98-288 (PJW) (Bankr. D. Del. Apr. 28, 1998) (debtor provided thirty days notice to object to proposed transfers that would result in the transferee holding 5% or more of debtor's common stock); In re First
                                                         -----------
Merchants Acceptance Corp., 1998 Bankr. LEXIS 1816 (Bankr. D. Del. 1998)
--------------------------
(debtor provided thirty days notice to object to proposed transfers of stock in the debtor that would increase the transferee's holdings to or above 300,000 shares of the debtor's stock and to any proposed transfers of 1995 subordinated reset notes or general unsecured claims against the debtor);
In re Grossman's, Inc., Case No. 97-695 (PJW) (Bankr. D. Del. Oct. 9, 1997)
----------------------
(debtor provided thirty days notice to object to proposed transfers of stock that would increase the transferee's holdings to or above 1,350,000 shares of debtor's stock and to proposed transfers of general unsecured claims that would increase the transferee's the holdings to or above an aggregate face amount of $3,500,000); In re Southeast Banking Corp., Case No.
                       -----------------------------
9l-14561-BKC-PGH (Bankr. S.D. Fla. July 21, 1994) (enjoining 5% trades of common stock); In re Phar-Mor, Inc., 152 B.R. 924 (Bankr. N.D. Ohio 1993)
               --------------------
(enjoining shareholders from selling stock in the debtor unless they obtained relief from the automatic stay). However, the order in UAL was
                                                                ---
subsequently called into question by the Seventh Circuit Court of Appeals, which found that such relief would require adequate protection for any loss in value caused by such restrictions. In re UAL Corp., 412 F.3d 775, 779
                                      ---------------
(7th Cir. 2005).

in the aggregate face amount; $200 million in claims was the lowest amount that could reasonably be expected to lead to a distribution of 5% of the stock in the reorganized debtor); In re Casual Male Corp., Case No. 01-41404
                                  -----------------------
(REG) (Bankr. S.D.N.Y. May 18, 2001) (enjoining transfers of common stock and convertible notes that would result in the transferee's holdings increasing to or beyond 4.99%; debtor provided thirty days notice to object to proposed transfers of senior subordinated notes or other general unsecured claims against the debtor); In re McLean Indus. Inc., Case Nos.
                                      ------------------------
86-B-12238-l224l (Bankr. S.D.N.Y. Feb. 16, 1989) (requiring an application to the court for authority to transfer any claims).

         27. In such cases, courts generally impose notice and hearing requirements on any proposed transfer of stock to or by a person whose holdings of such stock exceeds, or would exceed as a result of the proposed transfer, a certain threshold amount. See In re Casual Male Corp., Case No.
                                      --- -----------------------
01-41404 (Bankr. S.D.N.Y. May 18, 2001) (court entered an order prohibiting any party from purchasing, acquiring, or otherwise obtaining more than a prescribed number of shares of the debtor); See also In re Williams Comm.
                                            --- ---- --------------------
Group, Inc., Case No. 02-11957 (BRL) (Bankr. S.D.N.Y. July 24, 2002) (claims
-----------
trading restrictions applied to certain claimholders); In re Worldtex, Inc.,
                                                       --------------------
Case No. 01-785 (MFW) (Bankr. D. Del. Apr. 2, 2001) (stock trading restrictions applied to persons who were or would become as a result of the proposed transfer, 5% stockholders).

         28. In addition, in such cases, the Bankruptcy Court for the Southern District of New York has granted relief on an interim basis pending a hearing on the underlying motion. See In re Delphi Corp., Case No.
                                    --- ------------------
05-44481 (RDD) (Bankr. S.D.N.Y. October 12, 2005); In re Delta Airlines,
                                                   --------------------
Inc., Case No. 05-17923 (PCB (Bankr. S.D.N.Y. September 16, 2005); In re
----                                                               -----
Northwest Airlines Corp., Case No. 05-17930 (ALG) (Bankr. S.D.N.Y.
------------------------
September 15, 2005).

C.       THE RELIEF SOUGHT IS NARROW IN SCOPE

         29. The Notice and Hearing Procedures have been narrowly tailored to apply only to those persons who own (or would own as a result of the proposed transfer) equity in Solutia constituting 4.5% or more of total shares outstanding. Thus, the Debtors only seek to impose the proposed
Notice and Hearing Procedures on a relatively small group of persons, whose trading activities could have an impact on the Debtors' NOLs.

         30. It is imperative that the Debtors closely scrutinize any transactions that would increase the risk of an "ownership change" because the very low consolidated value of Solutia's equity makes acquiring large blocks of such equity relatively inexpensive. As a result, investors may purchase large blocks of the Equity Securities for purely speculative purposes. In addition, there may be a significant delay until current significant equity holders have to disclose their stock transactions to the Debtors or to the Securities and Exchange Commission. In order for the Debtors to adequately evaluate whether a particular transaction would materially increase the risk of an "ownership change" occurring, the Debtors need to conduct a thorough investigation to determine the identity of their stockholders and the size of such stockholders' holdings before and after such proposed transaction. Once the Debtors determine the identity of their current stockholders, the Debtors must analyze whether the proposed transfer of stock would likely trigger an "ownership change" for purposes of section 382 of the IRC. This analysis is very complicated. Accordingly, the Debtors believe that they cannot conduct a necessarily thorough and diligent investigation and analysis in much less than thirty days. In addition, the proposed Notice and Hearing Procedures do not preclude any trading in the Equity Securities. Instead, the proposed Notice and Hearing Procedures set forth the procedure by which any transfers, that may result in a limitation of the

Debtors' NOLs, will be subject to a hearing by this Court. Thus, the Objection Deadline is reasonable and necessary to provide the Debtors' with ample time to conduct the appropriate diligence and evaluate applicable transactions.

         31. The Debtors' NOLs are valuable assets of their estates that will facilitate the Debtors' reorganization and benefit all of their stakeholders. If the Debtors are unable to monitor and take action with respect to transfers which could impact their NOLs, the Debtors' future use of their NOLs may be jeopardized. The Debtors have proposed Notice and Hearing Procedures that impose minimal burdens on affected entites while allowing the Debtors to preserve a substantial asset of their estates. Thus, the Debtors believe that granting the relief requested in this Motion is in the best interests of the Debtors' estates, their creditors and other parties in interest.

                              MEMORANDUM OF LAW
                              -----------------

         32. The Debtors respectfully submit that the citation of applicable authorities and the argument set forth herein satisfies the requirement that the Debtors file a memorandum of law in support of this Motion pursuant to Rule 9013-1(b) of the Local Bankruptcy Rules for the Southern District of New York.

                                   NOTICE
                                   ------

         33. Notice of this Motion and the Order to Show Cause will be provided by first-class mail to (a) the United States Trustee for the Southern District of New York, (b) counsel to the Creditors' Committee, (c) counsel to the Retirees' Committee, (d) counsel to the Equity Committee, (e) counsel to the agents for the Debtors' post-petition secured bank lenders,
(f) the indenture trustee for each of the public debt securities issued or guaranteed by the Debtors, (g) the labor organizations that are party to collective bargaining agreements with the Debtors, (h) counsel to any ad hoc committees for the public debt securities issued or guaranteed by the Debtors, (i) Pharmacia Corporation, (j) Monsanto Company, (k) the Securities and Exchange Commission, (l) the Internal Revenue Service and (m) those parties who have formally appeared and requested service in these cases pursuant to Bankruptcy Rule 2002. In light of the nature of the relief requested herein, the Debtors submit that no other or further notice of the Motion need be given.

                              NO PRIOR REQUEST
                              ----------------

         34. No prior request for the relief sought in this Motion has been made to this or any other court in connection with these chapter 11 cases.

                                 CONCLUSION
                                 ----------

                  WHEREFORE, the Debtors respectfully request that the Court
(a) enter an Order, substantially in the form attached hereto as Exhibit A,
                                                                 ---------
implementing the Notice and Hearing Procedures set forth herein and (b) grant such other and further relief as the Court deems appropriate.

Dated: December 7, 2005
       New York, New York

                              Respectfully submitted,

                              /s/ Richard M. Cieri
                              ---------------------------------
                              Richard M. Cieri (RC 6062)
                              Robbin L. Itkin (RI 1019)
                              Jonathan S. Henes (JH 1979)
                              KIRKLAND & ELLIS LLP
                              Citigroup Center
                              153 East 53rd Street
                              New York, New York 10022-4675
                              Telephone: (212) 446-4800
                              Facsimile: (212) 446-4900

                              Attorneys for Debtors and Debtors in Possession

                                  EXHIBIT A
                                  ---------

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

----------------------------------------------------x
                                                    :
In re                                               : Chapter 11
                                                    :
SOLUTIA INC., ET AL.,                               : Case No. 03-17949 (PCB)
                                                    :
    Debtors.                                        : (Jointly Administered)
                                                    :
                                                    :
----------------------------------------------------x

THIS ORDER APPLIES TO:

 X  All Debtors                            Axio Research Corporation
---                                    ---

    Solutia Inc.                           Solutia Investments, LLC
---                                    ---

    Solutia Business Enterprises, Inc.     Beamer Road Management Company
---                                    ---

    Solutia Systems, Inc.                  Monchem, Inc.
---                                    ---

    Solutia Overseas, Inc.                 Solutia Inter-America, Inc.
---                                    ---

    CPFilms Inc.                           Solutia International Holding, LLC
---                                    ---

    Solutia Management Company, Inc.       Solutia Taiwan, Inc.
---                                    ---

    Monchem International, Inc.            Solutia Greater China, Inc.
---                                    ---

                              ORDER PURSUANT TO
          SECTIONS 105(a), 362(a)(3) AND 541 OF THE BANKRUPTCY CODE
            (A) LIMITING CERTAIN TRANSFERS OF EQUITY INTERESTS IN
          SOLUTIA INC. AND (B) APPROVING RELATED NOTICE PROCEDURES
          --------------------------------------------------------

                  Upon the Debtors' Motion for an Order Pursuant to Sections 105(a), 362(a)(3) and 541 of the Bankruptcy Code (A) Limiting Certain Transfers of Equity Interests in Solutia Inc. and (B) Approving Related Notice Procedures (the "Motion");(1) upon consideration of the supporting papers and the files and records in these cases; it appearing that the Court has jurisdiction over the subject matter of the Motion and the relief requested therein pursuant to 28 U.S.C. Sections 157 and 1334; it appearing that this is a core proceeding pursuant to 28 U.S.C. Section 157(b); it appearing that the relief requested in the Motion is in the best interests of the Debtors, their estates and their

--------
     (1) Capitalized terms used but not defined herein shall have the meaning set forth in the Motion.

creditors; it appearing that notice of the Motion was sufficient and no other or further notice need be provided; and after due deliberation and cause appearing therefor;

                  IT IS HEREBY ORDERED THAT:

         1.       The Motion is granted.

         2. All sales or other transfers of Equity Securities or Options, in violation of the Notice and Hearing Procedures, by Substantial Equityholders or that result in an entity becoming a Substantial
Equityholder are prohibited and shall be void ab initio.
                                              -- ------

         3. The following Notice and Hearing Procedures are hereby approved:

A.       NOTICE PROCEDURES FOR TRANSFERS OF EQUITY SECURITIES

         (1)      Notice of Substantial Equityholder Status. Any person or
                  -----------------------------------------
                  entity (as defined for purposes of section 382 of the Internal Revenue Code of 1986, as amended and the Treasury Regulations thereunder that currently Beneficially Owns (as defined below) at least 4,700,681 shares (representing approximately 4.5% of all issued and outstanding shares) of the of the Equity Securities (a "Substantial Equityholder") shall file with the Court and serve upon the Debtors' counsel a notice of such status in the form attached as Exhibit B(1) to the Motion on or before the
                              ------------
                  date that is thirty days after the entry of this Order.

                  (a)      Beneficial Ownership. For purposes of this Order,
                           --------------------
                           beneficial ownership ("Beneficial Ownership") of an "Equity Interest" (as defined in section 101 of the Bankruptcy Code) in and of Solutia (the "Equity Interests") or an Option (as defined below) with respect to either (each of the foregoing, an "Interest"), consistent with section 382 of the IRC (including attribution rules), includes, without limitation:

                           (i)      title ownership;

                           (ii)     direct and indirect ownership (for
                                    example, a holding company would be
                                    considered to "beneficially own" all
                                    Interests owned or acquired by its
                                    subsidiaries);

                           (iii)    ownership by family members;

                           (iv) ownership by persons acting in concert to make a coordinated acquisition of an Interest; and

                           (v) ownership of an Interest that a holder has a right to acquire through the ownership of an option, a contingent purchase right, a warrant, convertible debt or equity, a put, an Interest subject to risk of forfeiture or a contract to acquire an Interest, regardless of whether such Interest or right to acquire is contingent or otherwise not currently exercisable (each such right or interest to acquire, an "Option").

         (2)      Acquisition of Equity Securities. Prior to effecting any
                  --------------------------------
                  acquisition of a Beneficial Ownership in the Equity Securities (including the acquisition of Option to acquire the Equity Securities) that would result in an increase in the amount of the Equity Securities Beneficially Owned by a Substantial Equityholder or would result in a person or entity (as defined for purposes of section 382 of the IRC) becoming a Substantial Equityholder (a "Proposed Equity Acquisition Transaction"), such person, entity or Substantial Equityholder (a "Proposed Equity Transferee") shall file with the Court and serve on the Debtors' counsel a Notice of Intent to Purchase, Acquire or Otherwise Accumulate an Equity Interest (an "Equity Acquisition Notice"), in the form attached as Exhibit B(2)
                                                                ------------
                  to the Motion, specifically and in detail describing the intended transaction acquiring the Equity Securities.

         (3)      Disposition of Equity Securities. Prior to effecting any
                  --------------------------------
                  disposition of a Beneficial Ownership in the Equity Securities (including the disposition of an Option to acquire the Equity Securities) that would result in a decrease in the amount of the Equity Securities Beneficially Owned by a Substantial Equityholder or that would result in a person or entity (as defined for purposes of section 382 of the IRC) ceasing to be a Substantial Equityholder (a "Proposed Equity Disposition Transaction"), such person, entity or Substantial Equityholder (a "Proposed Equity Transferor") shall file with the Court and serve on the Debtors' counsel a Notice of Intent to Sell, Trade or Otherwise Transfer an Equity Interest (an "Equity Disposition Notice"), in the form attached as Exhibit B(3) to the Motion, specifically and
                              ------------
                  in detail describing the intended transaction disposing of the Equity Securities.

         (4)      Objection Procedures. No later than the date that is
                  --------------------
                  thirty calendar days after the Debtors' actual receipt of an Equity Acquisition Notice or an Equity Disposition Notice, as the case may be (the "Objection Deadline"), the Debtors may file with the Court and serve on a Proposed Equity Transferor or a Proposed Equity Transferee, as the case may be, an objection to any proposed transfer of the Equity Securities described in an Equity Acquisition Notice or an Equity Disposition Notice, as the case may be, on the grounds that such transfer would adversely affect the Debtors' ability to utilize their NOLs (an "Objection").

                  (a) If the Debtors timely file an Objection by the Objection Deadline, the Proposed Equity Acquisition Transaction or Proposed Equity Disposition Transaction, as the case may be, shall not be effective unless approved by an order of this Court, after notice and a hearing and such order is not subject to appeal, stay, modification or reconsideration.

                  (b) If the Debtors do not timely file an Objection by the Objection Deadline, the Proposed Equity Acquisition Transaction or Proposed Equity Disposition Transaction, as the case may be, may proceed only as specifically described in an Equity Acquisition Notice or Equity Disposition Notice, as the case may be.

                  (c) Any further transactions beyond the scope of the Equity Acquisition Notice or Equity Disposition Notice, as the case may be, must separately follow the notice procedure as set forth herein.

B.       OTHER NOTICE PROCEDURES

         (1)      Service of Procedures Notice. Following the filing of the
                  ----------------------------
                  Motion, the Debtors shall deliver a copy of the Notice of
                  (A) Notification Procedures Applicable to Substantial Holders of Equity Securities and (B) Notification and Hearing Procedures for Trading in Equity Securities (the "Notice of Notification Procedures") (a copy of which is attached as Exhibit C to the Motion) to the entities
                              ---------
                  listed below. The Notice of Notification Procedures shall inform all recipients thereof how to obtain copies of these Notice Procedures and the relevant notices described herein.

                  (a) the United States Trustee for the Southern District of New York,

                  (b)      counsel to the Creditors' Committee,

                  (c)      counsel to the Retirees' Committee,

                  (d)      counsel to the Equity Committee,

                  (e)      counsel to the agents for the Debtors'
                           post-petition secured bank lenders,

                  (f) the indenture trustee for each of the public debt securities issued or guaranteed by the Debtors,

                  (g) the labor organizations that are party to collective bargaining agreements with the Debtors,

                  (h) counsel to any ad hoc committees for the public debt securities issued or guaranteed by the Debtors,

                  (i)      Pharmacia Corporation,

                  (j)      Monsanto Company,

                  (k)      the Securities and Exchange Commission,

                  (l)      the Internal Revenue Service,

                  (m) those parties who have formally appeared and requested service in these cases pursuant to Bankruptcy Rule 2002;

                  (n)      the transfer agents for Solutia's Equity
                           Securities; and

                  (o) any shareholder holding 4.5% or more of Solutia's issued and outstanding Equity Securities.

         (2) Upon receipt of the Notice of Notification Procedures, any transfer agent(s) for any Equity Securities shall, at least once every three months during the pendency of these chapter 11 cases, deliver the Notice of Notification Procedures to all holders of the Equity Securities registered with such transfer agent(s).

                  (a) Any such registered holder shall, in turn, deliver a copy of the Notice of Notification Procedures to any holder for whose account such registered holder holds such Equity Securities and so on down the chain of ownership.

                  (b) Any person or entity in their individual capacity (a "Prospective Seller") and any broker or agent acting on behalf of a Prospective Seller, who contemplates selling Beneficial Ownership in 4,700,681 shares, or more, of Equity Securities to another person or entity (a "Prospective Purchaser") must provide a copy of the Notice of Notification Procedures to each Prospective Purchaser or any broker or agent acting on behalf of a Prospective Purchaser.

         (3) The Debtors shall publish the Notice of Notification Procedures in the domestic editions of the Wall Street Journal and the New York Times.

         (4) The requirements set forth in these Notice and Hearing Procedures are in addition to the requirements of applicable securities, corporate and other laws and do not excuse compliance therewith.

         (5) The Court shall retain jurisdiction with respect to any matters, claims, rights or disputes arising from or related to the implementation of this Order.

         (6) Notwithstanding the provisions of Bankruptcy Rule 6004(g), this Order shall take effect immediately upon its entry.


Dated:                  , 2005
      ------------------
      New York, New York


                                             ------------------------------
                                             PRUDENCE CARTER BEATTY
                                             UNITED STATES BANKRUPTCY JUDGE

                                  EXHIBIT B
                                  ---------

                                EXHIBIT B(1)
                                ------------

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

---------------------------------------------------x
                                                   :
In re                                              : Chapter 11
                                                   :
SOLUTIA INC., ET AL.,                              : Case No. 03-17949 (PCB)
                                                   :
    Debtors.                                       : (Jointly Administered)
                                                   :
                                                   :
---------------------------------------------------x

             NOTICE OF STATUS AS A SUBSTANTIAL EQUITYHOLDER(1)
             ----------------------------------------------

                  PLEASE TAKE NOTICE that [name of each equityholder] is/has
                                           -------------------------
become a Substantial Equityholder with respect to the equity securities (the "Equity Securities") of Solutia Inc. ("Solutia"), a debtor and debtor in possession (collectively with certain of its affiliates as debtors and debtors in possession, the "Debtors") in Case No. 03-17949 pending in the United States Bankruptcy Court for the Southern District of New York.

                  PLEASE TAKE FURTHER NOTICE that, as of [date], [name of
                                                          ----    -------
each equityholder] Beneficially Owns [   ] shares of the Equity Securities
-----------------                     ---
of Solutia Inc. The following table sets forth the date(s) on which [name of
                                                                     -------
equityholder] acquired or otherwise became the Beneficial Owner of such
------------
Equity Securities:

         ---------------------------------------------------------------------
         Number of Shares      Type of Equity Security       Date Acquired
         ---------------------------------------------------------------------

         ---------------------------------------------------------------------

         ---------------------------------------------------------------------

         ---------------------------------------------------------------------
         (Attach additional page if necessary)

                  PLEASE TAKE FURTHER NOTICE that the taxpayer identification
number of [name of each equityholder] is                    .
           -------------------------     -------------------

--------
     (1) For purposes of this Notice: (A) a "Substantial Equityholder" is any person or entity (as defined for purposes of Section 382 of the Internal Revenue Code of 1986, as amended (the "IRC") and the Treasury Regulations thereunder) that currently or in the future "Beneficially Owns" at least 4,700,681 shares (representing approximately 4.5% of all issued and outstanding shares) of the common stock of the Debtors, (B) "Beneficial Ownership" of Equity Securities shall be defined consistently with the applicable definitions of the IRC and the Treasury Regulations thereunder (including attribution rules) and includes, without limitation, (1) direct and indirect ownership (e.g., a holding company would be considered to
                        ----
"Beneficially Own" all Equity Securities owned or acquired by its subsidiaries), (2) ownership by family members, (3) persons acting in concert to make a coordinated acquisition of an Equity Security and (4) ownership of shares that such person or entity has an Option to acquire; and
(C) an "Option" to acquire an Equity Security includes any contingent purchase right, warrant, convertible debt or equity, put, an Equity Security subject to risk of forfeiture, or a contract to acquire an Equity Security or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

                  PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [name of each equityholder] hereby declares that it has examined
          -------------------------
this Notice and accompanying attachments (if any) and, to the best of its knowledge and belief, this Notice and any attachments that purport to be part of this Notice are true, correct and complete.

                  PLEASE TAKE FURTHER NOTICE that, pursuant to the Order Pursuant to Sections 105(a), 362(a)(3) and 541 of the Bankruptcy Code (A) Limiting Certain Transfers of Equity Interests in Solutia Inc. and (B) Approving Related Notice Procedures, this Notice is being (a) filed with the United States Bankruptcy Court for the Southern District of New York and (b) served upon Kirkland & Ellis LLP, counsel to the Debtors, 153 East 53rd Street, New York, New York 10022, Attn.: Michael J. Frishberg, Esq.

Date:                                   Respectfully Submitted,


                                        --------------------------
                                        (Name of Equityholder)

                                        By:

                                        Name:

                                        Title:

                                        Address:

                                        Telephone:

                                        Facsimile:

                                EXHIBIT B(2)
                                ------------

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

---------------------------------------------------x
                                                   :
In re                                              : Chapter 11
                                                   :
SOLUTIA INC., ET AL.,                              : Case No. 03-17949 (PCB)
                                                   :
    Debtors.                                       : (Jointly Administered)
                                                   :
                                                   :
---------------------------------------------------x

                    NOTICE OF INTENT TO PURCHASE, ACQUIRE
                 OR OTHERWISE ACCUMULATE AN EQUITY INTEREST
                 ------------------------------------------

                  PLEASE TAKE NOTICE that [name of each prospective
                                           ------------------------
acquirer] hereby provides notice of its intention to purchase, acquire or
--------
otherwise accumulate one or more shares of the equity securities (the "Equity Securities") of Solutia Inc. ("Solutia"), a debtor and debtor in possession (collectively with certain of its affiliates as debtors and debtors in possession, the "Debtors") or an Option (as defined below) with respect thereto (the "Proposed Transfer").

                  PLEASE TAKE FURTHER NOTICE that, if applicable, on [prior
                                                                      -----
date(s)], [name of each prospective acquirer] filed a Notice of Status as a
-------    ---------------------------------
Substantial Equityholder(1) with the Court and served copies thereof on the Debtors' counsel.

                  PLEASE TAKE FURTHER NOTICE that [name of each prospective
                                                   ------------------------
acquirer] currently Beneficially Owns          shares of the Equity
--------                              --------
Securities (type of Equity Security) of [name of Debtor].

                  PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, [name of each prospective acquirer] proposes to purchase, acquire
           ---------------------------------
or otherwise accumulate [     ] shares of Equity Securities or an Option
                         -----
with respect to [     ] shares of Equity
                 -----

--------
     (1) For purposes of this Notice: (A) a "Substantial Equityholder" is any person or entity (as defined for purposes of Section 382 of the Internal Revenue code of 1986, as amended (the "IRC") and the Treasury Regulations thereunder) that currently or in the future "Beneficially Owns" at least 4,700,681 shares (representing approximately 4.5% of all issued and outstanding shares) of the common stock of the Debtors, (B) "Beneficial Ownership" of Equity Securities shall be defined consistently with the applicable definitions of the IRC and the Treasury Regulations thereunder (including attribution rules) and includes, without limitation, (1) direct and indirect ownership (e.g., a holding company would be considered to
                        ----
"Beneficially Own" all Equity Securities owned or acquired by its subsidiaries), (2) ownership by family members, (3) persons acting in concert to make a coordinated acquisition of an Equity Security and (4) ownership of shares that such person or entity has an Option to acquire; and
(C) an "Option" to acquire an Equity Security includes any contingent purchase right, warrant, convertible debt or equity, put, an Equity Security subject to risk of forfeiture, or a contract to acquire an Equity Security or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

Securities. If the Proposed Transfer is permitted to occur,
[name of each prospective acquirer] will Beneficially Own [     ] shares
 ---------------------------------                         -----
of Equity Securities after the transfer.


                  PLEASE TAKE FURTHER NOTICE that the taxpayer identification
number of [name of each prospective acquirer] is                        .
           ---------------------------------     -----------------------

                  PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [name of each prospective acquirer] hereby declares it has examined
          ---------------------------------
this Notice and accompanying attachments (if any) and, to the best of its knowledge and belief, this Notice and any attachments that purport to be part of this Notice are true, correct and complete.

                  PLEASE TAKE FURTHER NOTICE that, pursuant to the Order Pursuant to Sections 105(a), 362(a)(3) and 541 of the Bankruptcy Code (A) Limiting Certain Transfers of Equity Interests in Solutia Inc. and (B) Approving Related Notice Procedures, this Notice is being (a) filed with the United States Bankruptcy Court for the Southern District of New York and (b) served upon Kirkland & Ellis LLP, counsel to the Debtors, 153 East 53rd Street, New York, New York 10022, Attn.: Michael J. Frishberg, Esq.

                  PLEASE TAKE FURTHER NOTICE that the Debtors have thirty calendar days after receipt of this Notice to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by an order of the Court not subject to appeal, modification, stay or reconsideration. If the Debtors do not object within such thirty day period, then after expiration of such period the Proposed Transfer may proceed specifically as set forth in the Notice.

                  The undersigned prospective acquirer(s) understand(s) that any further transactions that may result in [name of each prospective
                                             ------------------------
acquirer] purchasing, acquiring or otherwise accumulating Beneficial
--------
Ownership additional shares of Equity Securities will each require an additional notice filed with the Court to be served in the same manner as this Notice.

Date:                             Respectfully Submitted,



                                  ------------------------------
                                  (Name of Prospective Acquiror)

                                  By:

                                  Name:

                                  Title:

                                  Address:

                                  Telephone:

                                  Facsimile:

                                EXHIBIT B(3)
                                ------------

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

---------------------------------------------------x
                                                   :
In re                                              : Chapter 11
                                                   :
SOLUTIA INC., ET AL.,                              : Case No. 03-17949 (PCB)
                                                   :
    Debtors.                                       : (Jointly Administered)
                                                   :
                                                   :
---------------------------------------------------x

                     NOTICE OF INTENT TO SELL, TRADE OR
                    OTHERWISE TRANSFER AN EQUITY INTEREST
                    -------------------------------------

                  PLEASE TAKE NOTICE that [name of each prospective seller]
                                           -------------------------------
hereby provides notice of its intention to sell, trade or otherwise transfer one or more shares of the equity securities (the "Equity Securities") of Solutia Inc. ("Solutia"), a debtor and debtor in possession (collectively with certain of its affiliates as debtors and debtors in possession, the "Debtors") or an Option (as defined below) with respect thereto (the "Proposed Transfer").

                  PLEASE TAKE FURTHER NOTICE that, if applicable, on
[prior date(s)], [name of each prospective seller] filed a Notice of Status
 -------------    -------------------------------
as a Substantial Equityholder(1) with the Court and served copies thereof on the Debtors' counsel.

                  PLEASE TAKE FURTHER NOTICE that [name of prospective
                                                   -------------------
seller] currently Beneficially Owns      shares of Equity Securities
------                              -----
of [name of Debtor].

                  PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, [name of each prospective seller] proposes to sell, trade or
           -------------------------------
otherwise transfer       shares of Equity Securities or an Option with
                   -----
respect to       shares of Equity Securities. If the Proposed
           -----
Transfer is permitted to occur, [name of each prospective seller] will
                                 -------------------------------
Beneficially Own       shares of Equity Securities after the
                 -----
transfer.

--------
     (1) For purposes of this Notice: (A) a "Substantial Equityholder" is any person or entity (as defined for purposes of Section 382 of the Internal Revenue code of 1986, as amended (the "IRC") and the Treasury Regulations thereunder) that currently or in the future "Beneficially Owns" at least 4,700,681 shares (representing approximately 4.5% of all issued and outstanding shares) of the common stock of the Debtors, (B) "Beneficial Ownership" of Equity Securities shall be defined consistently with the applicable definitions of the IRC and the Treasury Regulations thereunder (including attribution rules) and includes, without limitation, (1) direct and indirect ownership (e.g., a holding company would be considered to
                        ----
"Beneficially Own" all Equity Securities owned or acquired by its subsidiaries), (2) ownership by family members, (3) persons acting in concert to make a coordinated acquisition of an Equity Security and (4) ownership of shares that such person or entity has an Option to acquire; and
(C) an "Option" to acquire an Equity Security includes any contingent purchase right, warrant, convertible debt or equity, put, an Equity Security subject to risk of forfeiture, or a contract to acquire an Equity Security or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

                  PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [name of each prospective seller] hereby declares that it has
          -------------------------------
examined this Notice and accompanying attachments (if any) and, to the best of its knowledge and belief, this Notice and any attachments that purport to be part of this Notice are true, correct and complete.

                  PLEASE TAKE FURTHER NOTICE that, pursuant to the Order Pursuant to Sections 105(a), 362(a)(3) and 541 of the Bankruptcy Code (A) Limiting Certain Transfers of Equity Interests in Solutia Inc. and (B) Approving Related Notice Procedures, this Notice is being (a) filed with the United States Bankruptcy Court for the Southern District of New York and (b) served upon Kirkland & Ellis LLP, counsel to the Debtors, 153 East 53rd Street, New York, New York 10022, Attn.: Michael J. Frishberg, Esq.

                  PLEASE TAKE FURTHER NOTICE that the Debtors have thirty calendar days after receipt of this Notice to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by an order of the Court not subject to appeal, modification, stay or reconsideration. If the Debtors do not object within such thirty day period, then after expiration of such period the Proposed Transfer may proceed specifically as set forth in the Notice.

                  [Name of each prospective seller] understands that any
                   -------------------------------
further transactions that may result in [name of prospective seller]
                                         --------------------------
selling, trading or otherwise transferring Beneficial Ownership of shares of Equity Securities will each require an additional notice filed with the Court to be served in the same manner as this Notice.

Date:                                Respectfully Submitted,


                                     ----------------------------
                                     (Name of Prospective Seller)

                                     By:

                                     Name:

                                     Title:

                                     Address:

                                     Telephone:

                                     Facsimile:

                                  EXHIBIT C
                                  ---------

KIRKLAND & ELLIS LLP
Citigroup Center
153 East 53rd Street
New York, NY 10022-4611
Telephone: (212) 446-4800
Facsimile: (212) 446-4900
Richard M. Cieri (RC 6062)
Robbin L. Itkin (RI 1019)
Jonathan S. Henes (JH 1979)

Attorneys for the Debtors and Debtors in Possession

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

---------------------------------------------------x
                                                   :
In re                                              : Chapter 11
                                                   :
SOLUTIA INC., ET AL.,                              : Case No. 03-17949 (PCB)
                                                   :
    Debtors.                                       : (Jointly Administered)
                                                   :
                                                   :
---------------------------------------------------x

THIS MOTION APPLIES TO:

 X  All Debtors                              Axio Research Corporation
---                                      ---

    Solutia Inc.                             Solutia Investments, LLC
---                                      ---

    Solutia Business Enterprises, Inc.       Beamer Road Management Company
---                                      ---

    Solutia Systems, Inc.                    Monchem, Inc.
---                                      ---

    Solutia Overseas, Inc.                   Solutia Inter-America, Inc.
---                                      ---

    CPFilms Inc.                             Solutia International Holding, LLC
---                                      ---

    Solutia Management Company, Inc.         Solutia Taiwan, Inc.
---                                      ---

    Monchem International, Inc.              Solutia Greater China, Inc.
---                                      ---

       NOTICE OF (A) NOTIFICATION PROCEDURES APPLICABLE TO SUBSTANTIAL
            HOLDERS OF EQUITY SECURITIES AND (B) NOTIFICATION AND
         HEARING PROCEDURES FOR TRADING CLAIMS AND EQUITY SECURITIES
         -----------------------------------------------------------

TO ALL PERSONS OR ENTITIES WITH
EQUITY INTERESTS IN THE DEBTORS:

                  PLEASE TAKE NOTICE that on December 17, 2003 (the "Commencement Date"), the Debtors each commenced with this Court a voluntary case under chapter 11 of title 11 of the United States Code, 11 U.S.C. Sections 101-1330 (the "Bankruptcy Code").

                  PLEASE TAKE FURTHER NOTICE that on December 7, 2005, the Debtors filed the Debtors' Motion for an Order Pursuant to Sections 105(a), 362(a)(3) and 541 of the Bankruptcy Code (A) Limiting Certain Transfers of Equity Interests in Solutia Inc. and (B) Approving Related Notice Procedures (the "Motion").

                  PLEASE TAKE FURTHER NOTICE that on December 7, 2005, the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") entered the Order to Show Cause Scheduling Hearing to Consider Debtors' Motion for an Order Pursuant to Sections 105(a), 362(a)(3) and 541 of the Bankruptcy Code (A) Limiting Certain Transfers of Equity Interests in Solutia Inc. and (B) Approving Related Notice Procedures, entered on December 7, 2005 (Docket No. 2720) (the "Order to Show Cause").

                  PLEASE TAKE FURTHER NOTICE that on            , the
                                                     -----------
Bankruptcy Court entered an order (the "Order") approving the procedures set forth in the Motion (the "Notice Procedures") to preserve the Debtors' net operating losses ("NOLs"). Any sale, acquisition or other transfer of equity securities in the Debtors in violation of the Notice Procedures shall be null and void ab initio and shall confer no rights on the transferee.
              -- ------

                  PLEASE TAKE FURTHER NOTICE that, pursuant to the Order to Show Cause and the Order, the Notice Procedures shall apply to holding, acquiring and disposing and any other transfers of EQUITY SECURITIES.

                  PLEASE TAKE FURTHER NOTICE that any person or entity may obtain a copy of the Order to Show Cause, the Order, the Motion, including the Notice Procedures and the forms of each of the required notices described therein by:

         (4) Requesting a copy by contacting the Debtors' claim agent (the "Claim Agent") at The Trumbull Group, P.O. Box 721, Windsor, Connecticut 06095, or

         (5) Retrieving the Order to Show Cause, the Order, the Motion and forms on the Claim Agent's website at www.trumbullgroup.com.

ANY PROHIBITED ACQUISITION, DISPOSITION OR OTHER TRANSFER OF EQUITY SECURITIES IN OR OF THE DEBTORS IN VIOLATION OF THE ORDER TO SHOW CAUSE OR THE ORDER WILL BE NULL AND VOID AND MAY RESULT IN THE IMPOSITION OF SANCTIONS BY THE BANKRUPTCY COURT.

                  PLEASE TAKE FURTHER NOTICE that the requirements set forth in this Notice are in addition to the requirements of applicable securities, corporate and other laws and do not excuse compliance therewith.

Dated: December   , 2005
                --
       New York, New York

                               Respectfully submitted,


                               ------------------------------
                               Richard M. Cieri (RC 6062)
                               Robbin L. Itkin (RI 1019)
                               Jonathan S. Henes (JH 1979)
                               KIRKLAND & ELLIS LLP
                               Citigroup Center
                               153 East 53rd Street
                               New York, New York 10022-4675
                               Telephone: (212) 446-4800
                               Facsimile: (212) 446-4900

                               Attorneys for Debtors and Debtors in Possession

                                     3